                                                                   Exhibit 10.12

                 AMENDMENT NO. 2 TO STOCK PURCHASE AGREEMENT II

        This Amendment No. 2 (the "Amendment") is made as of November 27, 2000, to that certain Stock Purchase Agreement II, dated as of September 21, 1999 (the "Agreement"), by and among S1 Corporation, a Delaware corporation f/k/a Security First Technologies Corporation ("S1"), and the individuals and entities that are signatories thereto (each a "Purchaser" and collectively, "Purchasers") and FICS Group N.V., a Belgian corporation (naamloze vennootschap ("N.V.")) ("FICS") for the limited purposes set forth therein. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Agreement.

                                    RECITALS:

        A. The parties hereto entered into the Agreement pursuant to which the Purchasers agreed to purchase, and S1 agreed to sell, a certain number of shares of S1 Common Stock upon the terms and conditions contained in the Agreement.

        B. The Holdings Purchase Agreement is being amended concurrently herewith.

        C. The parties wish to amend the Agreement to conform with the amendment to the Holdings Purchase Agreement.

                                   AGREEMENT:

        NOW, THEREFORE, in consideration of the foregoing Recitals and the mutual promises, representations, warranties, covenants and conditions set forth herein and in the Agreement, the sufficiency of which is hereby acknowledged, the parties mutually agree as follows:

        1. Pursuant to Section 10.6 of the Agreement, the parties agree that the Agreement shall be amended as follows:

                a. The term "Holdings Purchase Agreement" as referenced in the Agreement shall refer to the Holdings Purchase Agreement as defined therein, as amended prior to and as of the date hereof.

                b. Section 1.2(a) of the Agreement is hereby amended and restated in its entirety to read as follows: "(a) Upon the Second Closing, the Purchasers shall Purchase from S1, and S1 agrees to sell to the Purchasers 1,800,000 shares of S1 Common Stock (the "2000 Earn-out Shares")."

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                c.      Section 1.2(b) of the Agreement is hereby deleted in its
                        entirety and Section 1.2(c) shall be renumbered as
                        Section 1.2(b).

                d. Section 7.2(b)(1) of the Agreement is hereby amended and restated in its entirety to read as follows: "(b) $12,375,000 in cash."

                e. Notwithstanding anything to the contrary in the Agreement, the parties hereby agree that (a) the term "2000 Earn-out Consideration" as referenced in the Agreement shall mean $12,375,000 and (b) the term "2001 Earn-out Consideration" as referenced in the Agreement shall mean $0. The parties hereby agree that as of the date hereof S1 shall have no further obligation to sell any shares of its capital stock other than its obligation to sell the 2000 Shares at the Second Closing (as the meanings of such terms are amended herein).

                f. Notwithstanding anything to the contrary in the Agreement, the terms "2001 Shares" and "2001 Earn-out Shares" shall mean zero shares.

                g. Sections 1.5, 7.1(c) and 7.2(c) of the Agreement are hereby deleted in their entirety.

        2. The parties hereby agree that, upon consummation of the sale of the 2000 Earn-out Shares as contemplated hereby, the terms of Section 5.2 of the Agreement have been fulfilled and that S1 has no further obligations to the Purchasers or FICS pursuant to such section.

        3. Except as contemplated herein, the Agreement shall otherwise continue in full force and effect.

        4. This Amendment may be executed in two or more counterparts, any one of which may contain only one signature, and all the counterparts taken together shall constitute a single agreement. This Amendment may also be executed and delivered by facsimile transmission.




                      [THIS SPACE INTENTIONALLY LEFT BLANK]



                                     - 2 -
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        IN WITNESS WHEREOF, the undersigned have each executed this Amendment as of the date first set forth above.

                                      S1 CORPORATION



                                      By:   /s/ Robert F. Stockwell
                                            ------------------------------------
                                            Name:
                                            Title:

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THE PURCHASERS:


/s/ Michel Akkermans
- -----------------------------------------
MICHEL AKKERMANS


PAMICA N.V.



By: /s/ Michel Akkermans
    -------------------------------------
    Name:  Michel Akkermans
    Title: Managing Director



GENERAL ATLANTIC PARTNERS 20, L.P.
By: GENERAL ATLANTIC PARTNERS, LLC, its General Partner


    By: /s/ Matthew Nimetz
        ---------------------------------
        Name:  Matthew Nimetz
        Title: A Managing Member



GENERAL ATLANTIC PARTNERS 52, L.P.
By: GENERAL ATLANTIC PARTNERS, LLC, its General Partner


    By: /s/ Matthew Nimetz
        ------------------
        Name:  Matthew Nimetz
        Title: A Managing Member



GAP COINVESTMENT PARTNERS, L.P.



By: /s/ Matthew Nimtez
    -------------------------------------
    Name:  Matthew Nimetz
    Title: A General Partner

GIMV N.V.



By:   /s/ G. Mampery               /s/ P. Vercruysse
      ----------------------------------------------
      Name:  G. Mampery            P. Vercruysse
      Title: Vice-President        Vice-President




/s/ Guy Moons
- ---------------------------------
GUY MOONS



/s/ Steven Van Rossen
- ---------------------------------
STEVEN VAN ROSSEN



/s/ Nadine Quaeyhaegens
- ---------------------------------
NADINE QUAEYHAEGENS



/s/ Etienne Castiaux
- ---------------------------------
ETIENNE CASTIAUX



/s/ Goort Gelten
- ---------------------------------
GOORT GELTEN



/s/ Loek Van Den Boog
- ---------------------------------
LOEK VAN DEN BOOG



/s/ Fredrick Dumas
- ---------------------------------
FREDRICK DUMAS



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UNICO PORTFOLIO LTD.



By:   /s/ Luis G. Manzanares          /s/ Shana Louise White
      ------------------------------------------------------
Name:  Luis G. MANZANARES     and         Shana Louise WHITE
Title: President                          Secretary

FICS GROUP N.V.

                            PURSUANT TO SPECIAL PROXY

By: Robert F. Stockwell
    -------------------------------------
    Name:
    Title: